06659.0010.646567.1

Exhibit 10.50
                                    AGREEMENT
                                    TO ISSUE
                                 WARRANTS OF USA

     United States Antimony Corporation ("USAC") agrees to issue warrants (25,000) each to George Desborough and Nick Raymond for USAC common stock, within thirty (30) days, bearing a restrictive legend, exercisable for a period of three (3) years, at a strike price of forty-five cents (45 ) providing common stock is authorized as additional consideration for the Assignment of Common Stock and the Royalty Agreement.

DATED  this  29th  day  of  May,  2002.

                                   UNITED  STATES  ANTIMONY  CORPORATION



                                   By:/s/ John C. Lawrence
                                      --------------------
                                        John  C.  Lawrence
                                        President

ATTEST:


/s/ Michael Fleursch
--------------------
Michael  Fleursch